UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Tax-Efficient Equity Fund	February 28, 2022
PREFX	Investor Class
TEEFX	I Class
T. ROWE PRICE Tax-Efficient Equity Fund

HIGHLIGHTS

■	The Tax-Efficient Equity Fund strongly surpassed the Lipper Multi-Cap Growth Funds Index but trailed the Russell 3000 Growth Index over the last year.

■	The fund’s tax efficiency since its inception was 99.82%, which means that the portfolio’s after-tax returns are close to its pretax returns. While most equity managers pursue only pretax returns—which generally result in large annual distributions of taxable capital gains and after-tax returns that are materially lower than their pretax returns—our focus on after-tax returns makes this fund nearly unique.

■	Although the equity market has produced astounding returns in the last few years, we continue to believe that equities are preferable to bonds for investors seeking long-term capital growth and that prudent investors should not expect future returns to be as robust as they have been in recent years.

■	With inflation at a 40-year high and real (inflation-adjusted) interest rates well below 0%, we wonder why anyone would invest in fixed income securities when Federal Reserve interest rate increases in the near term and a loss of purchasing power over time are all but certain.

■	We believe adhering to the basic tenets of our strategy—staying fully invested, focusing on longer-term investment horizons, favoring quality companies, and factoring valuations and risks into our portfolio decisions—has made our strategy successful and will continue to produce favorable pretax and after-tax results over time.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during your fund’s fiscal year, the 12-month period ended February 28, 2022. Strong corporate earnings growth and a recovering economy contended with worries about inflation, new coronavirus variants, expectations of aggressive central bank tightening, and escalating geopolitical tensions.

Financial markets entered the period on an upbeat note, as the U.S. Congress expanded its coronavirus relief efforts with the passage of the $1.9 trillion American Rescue Plan Act in March. Record levels of fiscal stimulus, combined with an accelerating global vaccine rollout, helped propel a robust economic recovery and a rise in equity indexes. Weekly jobless claims declined steadily to new pandemic-era lows during the second quarter of 2021. The improved labor market and renewed stimulus efforts were reflected in higher consumer spending. A robust increase in corporate earnings growth also drove markets for much of 2021. However, earnings tailwinds showed signs of fading heading into 2022, as certain high-profile companies issued weaker-than-expected earnings reports or financial projections.

Concerns over inflation began to intensify in the latter half of the period. Persistent supply chain problems, including soaring shipping costs, raised prices for both raw materials and finished goods, while the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose by 7.5% in the 12-month period ended in January 2022, the most since 1982.

Meanwhile, central banks began to move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. Federal Reserve officials began tapering the central bank’s purchases of Treasuries and agency mortgage-backed securities in November, and markets priced in a much more aggressive pace of rate hikes than previously expected as inflation remained elevated.

Markets were caught by surprise at the end of the period when Russia launched a large-scale military offensive into Ukraine. Amid the humanitarian crisis caused by the invasion, global equity markets moved sharply lower. Defensive stocks outperformed amid a flight to safety, while energy prices and market volatility spiked. Financials and other cyclicals dependent on a healthy economy underperformed.

In the fixed income market, domestic bond returns were broadly negative over the course of the period, as yields rose across the Treasury yield curve—especially in the intermediate-term portion of the curve—amid expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Municipal bonds finished the 12-month period with negative results but held up better than Treasuries and the broader U.S. investment-grade taxable bond market, as demand for tax-free income remained strong, new supply was manageable, and state and local governments benefited from an influx of federal cash and stronger-than-expected tax revenues. However, the sector faced headwinds in early 2022 as Treasury yields increased and fund flows turned negative.

Looking ahead, the geopolitical turmoil in Ukraine has understandably raised investor and humanitarian concerns around the globe and increased market volatility and uncertainty. In light of the tragic events unfolding in Ukraine, we believe volatility in the market is likely to continue. Supply chain issues and inflation pressures are also likely to persist for longer, complicating the already difficult task of central banks trying to tackle price pressures and engineer a soft landing. Past performance of markets shows that the beginning of a policy rate-hiking cycle does not necessarily derail the U.S. stock or bond markets, nor the U.S. dollar. However, this past performance does not guarantee that those markets will perform well at the beginning of the next hiking cycle.

On the positive side, we believe that household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that we believe can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
President and CEO

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

FUND COMMENTARY

How did the fund perform in the past 12 months?

Growth stocks rose over the last year, though they surrendered some of their gains as investors turned risk averse toward the end of our reporting period. The Tax-Efficient Equity Fund returned 4.01% in our fiscal year ended February 28, 2022. It strongly surpassed the Lipper Multi-Cap Growth Funds Index, which returned -3.05%, but trailed its benchmark, the Russell 3000 Growth Index, which returned 10.31%. (Performance for the fund’s I Class shares will vary due to a different fee structure. The fund’s I Class shares are designed to be sold to various institutional investors and generally require a minimal initial investment of $500,000. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund lagged its Russell benchmark due to stock selection in the information technology sector—where the largest companies did extraordinarily well—and, to a lesser extent, the communication services sector. On the plus side, our stock selection in the health care space helped relative performance. Sector allocations overall had a small negative impact on relative results.

Our bias toward mid-cap stocks instead of large- and mega-cap stocks, particularly in the information technology sector—where we favor companies with strong business models in industries with high barriers to entry and low risk of commoditization—was a major reason for the portfolio’s underperformance. While our sizable stakes in Apple and Microsoft, which were our second- and third-largest holdings, produced excellent 12-month returns, our decision to underweight these highly valued, mature companies limited our gains over the last year. These two companies are enormous weights in the Russell benchmark, as each is over 10%. Portfolio concentration and some other risk considerations were other factors regarding why we elected to underweight them. Alternatively, our overweight positions in Shopify, which provides an online commerce platform for small to mid-size businesses, and Twilio, a cloud-based communications software-as-a-service company, lagged in the last few months as investors shunned rapidly growing companies with high earnings expectations. In the communication services sector, Alphabet (parent company of Google) is one of our larger investments. We also own some smaller and rapidly growing companies, such as Snapchat operator Snap and Cable One, a rural cable provider. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

On the plus side, our health care stock selection contributed to relative performance. We favor equipment and supplies providers, as well as service providers reflective of demographic factors and desires for increased access to health care services. Health insurers UnitedHealth Group and Anthem produced excellent returns over the last year. European company BioNTech, which partnered with Pfizer to make one of the first and most effective coronavirus vaccines, was another significant contributor. In addition, shares of McKesson, the largest North American distributor of drugs—including coronavirus vaccines—and ambulatory medical-surgical supplies, were boosted by favorable financial results and earnings guidance for fiscal year 2022.

The fund has made only minimal taxable distributions since its inception more than 20 years ago, reflecting our attempts to generate strong, long-term after-tax returns. Its tax efficiency since its inception on December 29, 2000, through February 28, 2022, was 99.82%, which means that the portfolio’s after-tax returns are close to its pretax returns. (The fund’s tax-efficiency ratio is calculated by dividing its after-tax return by its pretax return.) While most equity portfolio managers pursue only pretax returns—which usually result in large annual distributions of taxable capital gains and after-tax returns that are materially lower than their pretax returns—our focus on after-tax returns makes this fund nearly unique among its peers. To help us minimize taxable events, we aim to keep the portfolio’s turnover rate low. The 9.6% portfolio turnover rate over the last 12 months reflects our efforts to keep the realization of capital gains low.

How is the fund positioned?

Several of the portfolio’s fundamental characteristics were similar to those of the benchmark. For example, its historical earnings growth rate over the last five years (22.7%) was a little higher than that of the index (21.2%), while its projected long-term earnings growth rate (17.4%) matched that of the benchmark. Also, the portfolio’s 12-month forward price/earnings ratio (29.9) was comparable to that of the index (28.6). However, the return on equity (ROE) of its holdings was 30.3% versus 37.1% for the benchmark. We consider a high ROE—which measures how effectively and efficiently a company and its management are using stockholder investments—to be desirable, though we do not necessarily seek companies with the highest ROEs. As our longer-term investors know, we prefer businesses with steady and sustainable growth and profitability, rather than companies whose growth and profitability are unsustainably high.

The portfolio’s investment-weighted median market capitalization at the end of February was about $103.9 billion versus $238.0 billion for the benchmark. We favor mid-cap stocks over large- and mega-caps, as mentioned earlier, because we believe mid-caps offer better long-term growth potential, especially considering the remarkable outperformance of large-cap growth stocks over other investment styles in the last five years. The Russell 1000 Growth Index produced an average annual total return of 20.24% in the five-year period ended February 28, 2022, versus 14.86% for the Russell Midcap Growth Index and 10.49% for the Russell 2000 Growth Index. The largest companies historically have lower volatility than smaller ones but also lower returns.

We focus our efforts on stock selection, and we do not make major sector bets. In addition, we keep our cash position very low because successful market timing is virtually impossible. As shown in the Sector Diversification table on page 6, the fund’s information technology allocation, at 43.7% of assets, was our largest in absolute terms, but it represented a slight underweight versus the benchmark. We are broadly diversified in the tech sector and try to avoid value traps whose business models are challenged by competing products or services.

Our second-largest sector allocation in absolute terms was consumer discretionary, and this was also an underweight versus the Russell index. In this sector, which includes an eclectic assortment of businesses, including retailers, restaurants, and casinos, we seek companies with good business models, excellent cash flow, and other favorable attributes that leave them in a position of relative strength. We emphasize leading companies within their respective niches and avoid retailers that Amazon.com can easily attack. In health care, which was our most significant overweight, we are reasonably diversified but favor managed care companies reflective of demographic factors and desires for increased access to health care services, as well as health care equipment and supplies companies. To a lesser extent, we also look for innovative biotechnology companies with promising products that address large, unmet needs.

Elsewhere in the portfolio, we overweighted the financials sector, where we look for differentiated companies, such as capital markets companies, with high returns on invested capital. This overweight was offset by an underweight in consumer staples, where we find that most companies are mature and fairly valued. Many of the fund’s remaining sector allocations were fairly close to those of the index. We owned no utilities stocks and had very little exposure to real estate, energy, or materials companies.

What is portfolio management’s outlook?

While recent equity market performance has been volatile, most of our fiscal year that just ended was a remarkably strong period for stocks. Aggressive and speculative behavior from investors, including a search for yield in the equity market, prevailed for most of the period, supported by low nominal interest rates and extraordinary levels of stimulus. Higher-yielding companies, the most volatile stocks, and the most levered businesses were among last year’s top performers. Initial public offering activity was brisk, with volumes hearkening back to the days of the 1999–2000 tech bubble, and private equity players raised a substantial amount of capital. Inflation is shockingly high at a year-over-year rate of more than 7%, the highest in four decades, whereas the 10-year U.S. Treasury yield is slightly less than 2.0%. With real (inflation-adjusted) interest rates well below 0%, we wonder why anyone would invest in fixed income securities when Federal Reserve interest rate increases in the near term and a loss of purchasing power over time are all but certain.

Although the equity market has produced astounding returns in the last few years, we continue to believe that equities are preferable to bonds for investors seeking long-term capital growth and that prudent investors should not expect future returns to be as robust as they have been in recent years. Given our sensitivity toward valuation, we believe it is appropriate to tilt away from speculative investments. Also, considering that large-cap stocks have strongly outperformed over the last five years, mid-caps are attractive versus large-caps, and we would expect them to outperform.

Despite varying environments in which growth stocks have lagged other investment styles, we are pleased that the fund has outperformed its Lipper peer group index on a pretax basis over the 1-, 5-, and 10-year periods ended February 28, 2022. We believe adhering to the basic tenets of our strategy—staying fully invested, focusing on longer-term investment horizons, favoring quality companies, and factoring valuations and risks into our portfolio decisions—has made our strategy successful over the long term. We also believe that our disciplined process of researching and selecting reasonably priced growth companies with attractive attributes will continue to produce favorable pretax and after-tax results over time.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE TAX-EFFICIENT EQUITY FUND

Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

The fund’s focus on large and medium-sized companies subjects the fund to the risks that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform when compared with other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, the fund’s attempts at investing in a tax-efficient manner could cause it to underperform similar funds that do not make tax efficiency a primary focus.

BENCHMARK INFORMATION

Note: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. The LSE Group is not responsible for the formatting or configuration of this material or for any inaccuracy in T. Rowe Price’s presentation thereof.

Note: Portions of the mutual fund information contained in this report were supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 2/28/22
Alphabet	5.6%
Apple	5.5
Microsoft	5.4
Amazon.com	4.1
NVIDIA	3.1
UnitedHealth Group	2.0
Visa	1.9
Tesla	1.9
Meta Platforms	1.7
Mastercard	1.7
Salesforce.com	1.2
Qualcomm	1.1
KLA	1.1
S&P Global	1.0
UPS	1.0
Advanced Micro Devices	1.0
Home Depot	1.0
Adobe	0.9
Intuit	0.8
ServiceNow	0.7
Intuitive Surgical	0.7
Fortinet	0.7
Accenture	0.7
Thermo Fisher Scientific	0.7
Synopsys	0.7
Total	**46.2%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

February 28, 2022

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 99.5%		
COMMUNICATION SERVICES 10.0%		
Entertainment 1.2%		
Electronic Arts	11,400	1,483
Netflix (1)	11,200	4,419
Roku (1)	10,000	1,395
Sea, ADR (1)	4,700	684
Spotify Technology (1)	11,700	1,827
Take-Two Interactive Software (1)	1,152	187
		9,995
Interactive Media & Services 8.3%		
Alphabet, Class C (1)	17,579	47,425
Baidu, ADR (1)	5,800	884
Bumble, Class A (1)	5,959	153
IAC/InterActiveCorp (1)	2,246	258
Match Group (1)	24,374	2,717
Meta Platforms, Class A (1)	69,686	14,706
Pinterest, Class A (1)	20,573	550
Snap, Class A (1)	83,600	3,339
Vimeo (1)	3,701	48
ZoomInfo Technologies (1)	3,434	188
		70,268
Media 0.4%		
Cable One	2,443	3,500
		3,500
Wireless Telecommunication Services 0.1%		
T-Mobile U.S. (1)	6,773	835
		835
Total Communication Services		84,598
CONSUMER DISCRETIONARY 15.4%		
Auto Components 0.0%		
Aptiv (1)	1,410	183
		183
Automobiles 2.2%		
Ferrari	4,240	913
Rivian Automotive, Class A (1)	29,687	2,006
Tesla (1)	18,225	15,863
		18,782

Distributors 0.1%		
Pool	1,581	725
		725
Diversified Consumer Services 0.2%		
Bright Horizons Family Solutions (1)	5,300	692
Service Corp. International	18,480	1,125
		1,817
Hotels, Restaurants & Leisure 2.9%		
Airbnb, Class A (1)	13,472	2,041
Booking Holdings (1)	607	1,318
Caesars Entertainment (1)	8,100	682
Chipotle Mexican Grill (1)	2,700	4,113
Domino's Pizza	4,637	2,004
DraftKings, Class A (1)(2)	29,600	701
Hilton Worldwide Holdings (1)	24,500	3,647
MGM Resorts International	78,000	3,455
Papa John's International	2,400	256
Restaurant Brands International	17,302	969
Starbucks	20,275	1,861
Wynn Resorts (1)	5,300	458
Yum China Holdings	21,698	1,129
Yum! Brands	14,700	1,802
		24,436
Household Durables 0.1%		
NVR (1)	250	1,240
		1,240
Internet & Direct Marketing Retail 4.9%		
Alibaba Group Holding, ADR (1)	6,463	680
Amazon.com (1)	11,204	34,410
Chewy, Class A (1)(2)	24,441	1,152
Coupang (1)(2)	8,741	232
Etsy (1)	16,098	2,494
MercadoLibre (1)	1,900	2,141
Wayfair, Class A (1)(2)	1,500	211
		41,320
Leisure Products 0.0%		
Mattel (1)	15,000	375
		375
Multiline Retail 0.5%		
Dollar General	19,248	3,818
Dollar Tree (1)	1,000	142

Ollie's Bargain Outlet Holdings (1)	4,062	175
		4,135
Specialty Retail 3.6%		
AutoZone (1)	1,054	1,964
Burlington Stores (1)	3,700	836
CarMax (1)	14,489	1,584
Carvana (1)	9,181	1,381
Five Below (1)	9,400	1,538
Floor & Decor Holdings, Class A (1)	5,200	497
Home Depot	25,840	8,161
O'Reilly Automotive (1)	7,053	4,579
RH (1)	500	201
Ross Stores	12,200	1,115
TJX	31,077	2,054
Tractor Supply	15,752	3,210
Ulta Beauty (1)	6,400	2,397
Warby Parker, Class A (1)	1,201	36
Williams-Sonoma	2,800	406
		29,959
Textiles, Apparel & Luxury Goods 0.9%		
Lululemon Athletica (1)	10,360	3,315
NIKE, Class B	33,449	4,567
		7,882
Total Consumer Discretionary		130,854
CONSUMER STAPLES 2.2%		
Beverages 1.4%		
Boston Beer, Class A (1)	350	134
Brown-Forman, Class B	12,512	816
Constellation Brands, Class A	9,000	1,941
Diageo, ADR (2)	28,300	5,651
Keurig Dr Pepper	24,615	952
Monster Beverage (1)	16,028	1,353
PepsiCo	6,800	1,113
		11,960
Food & Staples Retailing 0.1%		
BJ's Wholesale Club Holdings (1)	10,500	660
Casey's General Stores	1,500	282
		942
Food Products 0.6%		
Darling Ingredients (1)	21,500	1,558
Hershey	10,783	2,181
McCormick	11,162	1,062

Tyson Foods, Class A	2,500	232
		5,033
Household Products 0.0%		
Church & Dwight	2,019	198
Clorox	1,200	175
		373
Personal Products 0.1%		
Estee Lauder, Class A	2,700	800
		800
Total Consumer Staples		19,108
ENERGY 0.7%		
Energy Equipment & Services 0.0%		
Halliburton	11,000	369
		369
Oil, Gas & Consumable Fuels 0.7%		
Devon Energy	50,000	2,977
Pioneer Natural Resources	9,700	2,324
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $15 (1)(3)(4)	5	30
Venture Global LNG, Series C, Acquisition Date: 10/16/17 - 3/8/18, Cost $216 (1)(3)(4)	58	345
		5,676
Total Energy		6,045
FINANCIALS 4.7%		
Banks 0.2%		
First Republic Bank	7,100	1,230
SVB Financial Group (1)	500	303
		1,533
Capital Markets 3.5%		
BlackRock	4,100	3,050
Cboe Global Markets	8,479	995
Charles Schwab	35,583	3,005
CME Group	7,310	1,729
FactSet Research Systems	400	162
Intercontinental Exchange	6,200	794
MarketAxess Holdings	4,960	1,892
Moody's	7,461	2,403
MSCI	8,100	4,064
Nasdaq	1,100	188
S&P Global	23,437	8,805

Tradeweb Markets, Class A	28,640	2,420
		29,507
Consumer Finance 0.1%		
Discover Financial Services	9,300	1,148
		1,148
Diversified Financial Services 0.3%		
Apollo Global Management	39,500	2,578
		2,578
Insurance 0.6%		
Arthur J Gallagher	7,000	1,107
Assurant	1,300	220
Hartford Financial Services Group	15,500	1,077
Marsh & McLennan	12,500	1,943
Progressive	8,833	936
		5,283
Total Financials		40,049
HEALTH CARE 13.1%		
Biotechnology 1.6%		
Alnylam Pharmaceuticals (1)	4,801	758
Amgen	4,080	924
Argenx, ADR (1)	1,733	499
Ascendis Pharma, ADR (1)	1,454	163
BioMarin Pharmaceutical (1)	5,900	461
BioNTech, ADR (1)	19,028	2,870
Blueprint Medicines (1)	2,400	145
Denali Therapeutics (1)	2,500	81
Exact Sciences (1)	9,207	719
Fate Therapeutics (1)	2,300	79
Genmab, ADR (1)	28,888	967
Horizon Therapeutics (1)	4,200	383
Incyte (1)	3,859	264
Natera (1)	3,000	197
Neurocrine Biosciences (1)	2,745	247
Regeneron Pharmaceuticals (1)	3,400	2,102
Seagen (1)	2,898	373
Ultragenyx Pharmaceutical (1)	3,500	236
United Therapeutics (1)	1,200	199
Vertex Pharmaceuticals (1)	6,599	1,518
		13,185
Health Care Equipment & Supplies 3.1%		
ABIOMED (1)	2,300	715
Align Technology (1)	6,786	3,471

Becton Dickinson & Company	3,100	841
Cooper	3,600	1,472
Dexcom (1)	7,215	2,986
Hologic (1)	4,000	285
ICU Medical (1)	613	145
IDEXX Laboratories (1)	5,162	2,748
Insulet (1)	3,700	979
Intuitive Surgical (1)	20,340	5,905
Novocure (1)	3,400	278
Penumbra (1)	2,900	643
Quidel (1)	1,200	127
ResMed	13,600	3,356
Shockwave Medical (1)	1,000	177
STERIS	2,365	568
Teleflex	3,600	1,211
		25,907
Health Care Providers & Services 3.8%		
Acadia Healthcare (1)	3,300	187
Amedisys (1)	2,100	336
Anthem	7,247	3,275
Centene (1)	13,349	1,103
DaVita (1)	1,800	203
Guardant Health (1)	3,939	261
HCA Healthcare	12,300	3,079
Humana	3,053	1,326
McKesson	13,500	3,712
Molina Healthcare (1)	7,314	2,244
UnitedHealth Group	34,600	16,465
		32,191
Health Care Technology 0.4%		
Teladoc Health (1)	500	38
Veeva Systems, Class A (1)	15,092	3,457
		3,495
Life Sciences Tools & Services 2.9%		
Adaptive Biotechnologies (1)	4,527	65
Agilent Technologies	15,008	1,956
Avantor (1)	106,738	3,703
Bio-Rad Laboratories, Class A (1)	3,400	2,128
Bio-Techne	4,200	1,762
Bruker	3,500	246
Illumina (1)	4,319	1,411
IQVIA Holdings (1)	3,300	759
Mettler-Toledo International (1)	2,213	3,118
Pacific Biosciences of California (1)(2)	6,400	76

Repligen (1)	12,700	2,498
Thermo Fisher Scientific	10,519	5,722
West Pharmaceutical Services	3,200	1,239
		24,683
Pharmaceuticals 1.3%		
Catalent (1)	6,200	633
Elanco Animal Health (1)	35,214	1,000
Eli Lilly	17,600	4,399
Royalty Pharma, Class A	4,200	165
Zoetis	24,568	4,758
		10,955
Total Health Care		110,416
INDUSTRIALS & BUSINESS SERVICES 7.4%		
Aerospace & Defense 0.6%		
BWX Technologies	3,600	192
Hexcel	3,500	203
Huntington Ingalls Industries	1,000	204
L3Harris Technologies	3,617	913
Northrop Grumman	3,700	1,636
TransDigm Group (1)	2,928	1,952
Woodward	1,500	187
		5,287
Air Freight & Logistics 1.1%		
Expeditors International of Washington	2,700	279
United Parcel Service, Class B	41,626	8,759
		9,038
Airlines 0.1%		
Alaska Air Group (1)	6,000	337
Southwest Airlines (1)	6,500	285
		622
Building Products 0.3%		
A.O. Smith	3,500	240
Allegion	5,600	641
Fortune Brands Home & Security	6,300	548
Trane Technologies	8,900	1,370
		2,799
Commercial Services & Supplies 1.3%		
Cintas	9,100	3,415
Copart (1)	18,426	2,264
IAA (1)	16,800	617
Republic Services	6,500	782
Ritchie Bros Auctioneers	3,000	157

Rollins	23,000	751
Waste Connections	25,710	3,175
		11,161
Construction & Engineering 0.1%		
Valmont Industries	2,200	476
		476
Electrical Equipment 0.5%		
AMETEK	1,787	232
Generac Holdings (1)	7,900	2,492
Hubbell	1,600	285
Rockwell Automation	3,472	926
Shoals Technologies Group, Class A (1)	6,039	95
		4,030
Industrial Conglomerates 0.1%		
Roper Technologies	1,842	826
		826
Machinery 0.5%		
Cummins	4,163	850
Deere	4,347	1,565
Graco	2,500	180
IDEX	925	177
Middleby (1)	2,300	409
Otis Worldwide	5,000	392
PACCAR	4,000	367
Toro	1,800	169
		4,109
Professional Services 1.4%		
Booz Allen Hamilton Holding	3,800	307
CoStar Group (1)	58,624	3,577
Equifax	10,614	2,318
Leidos Holdings	2,400	244
TransUnion	37,651	3,417
Upwork (1)	6,521	165
Verisk Analytics	10,581	1,876
		11,904
Road & Rail 1.2%		
Canadian Pacific Railway	30,000	2,109
JB Hunt Transport Services	1,309	266
Landstar System	1,400	216
Old Dominion Freight Line	9,567	3,004
Union Pacific	18,200	4,476
		10,071

Trading Companies & Distributors 0.2%		
Fastenal	4,100	211
SiteOne Landscape Supply (1)	2,500	431
United Rentals (1)	2,500	804
Watsco	1,068	292
		1,738
Total Industrials & Business Services		62,061
INFORMATION TECHNOLOGY 43.3%		
Communications Equipment 0.2%		
Motorola Solutions	7,300	1,609
		1,609
Electronic Equipment, Instruments & Components 1.5%		
Amphenol, Class A	61,294	4,659
CDW	24,493	4,224
Cognex	5,900	399
IPG Photonics (1)	800	104
Keysight Technologies (1)	3,918	617
Littelfuse	793	205
Zebra Technologies, Class A (1)	5,846	2,416
		12,624
IT Services 8.0%		
Accenture, Class A	18,336	5,795
Affirm Holdings (1)	2,700	113
Automatic Data Processing	4,500	920
Block (1)	22,500	2,869
Broadridge Financial Solutions	8,261	1,208
EPAM Systems (1)	3,537	735
Euronet Worldwide (1)	2,054	263
Fiserv (1)	7,000	684
FleetCor Technologies (1)	5,800	1,358
Gartner (1)	8,100	2,272
Genpact	6,600	276
Globant (1)	1,300	356
GoDaddy, Class A (1)	4,377	365
Mastercard, Class A	40,700	14,685
MongoDB (1)	8,000	3,056
Okta (1)	13,100	2,395
Paychex	4,300	512
PayPal Holdings (1)	38,973	4,362
Shopify, Class A (1)	5,100	3,541
Snowflake, Class A (1)	5,846	1,553
Twilio, Class A (1)	13,248	2,316
VeriSign (1)	4,292	917

Visa, Class A	76,000	16,425
WEX (1)	667	112
		67,088
Semiconductors & Semiconductor Equipment 10.2%		
Advanced Micro Devices (1)	69,550	8,578
Analog Devices	21,575	3,458
Enphase Energy (1)	8,600	1,434
Entegris	35,560	4,640
KLA	26,776	9,331
Lam Research	6,260	3,514
Lattice Semiconductor (1)	5,727	359
Marvell Technology	8,302	567
Microchip Technology	61,822	4,348
MKS Instruments	2,000	301
Monolithic Power Systems	9,912	4,547
NVIDIA	108,800	26,531
ON Semiconductor (1)	14,300	895
QUALCOMM	56,075	9,644
Silicon Laboratories (1)	1,500	231
Skyworks Solutions	19,100	2,639
Synaptics (1)	800	183
Taiwan Semiconductor Manufacturing, ADR	35,900	3,842
Teradyne	9,000	1,061
		86,103
Software 17.9%		
Adobe (1)	16,092	7,526
Anaplan (1)	7,700	365
ANSYS (1)	2,500	811
AppLovin, Class A (1)(2)	5,600	325
Aspen Technology (1)	5,100	777
Atlassian, Class A (1)	7,391	2,260
Autodesk (1)	7,791	1,716
Avalara (1)	11,600	1,205
Bentley Systems, Class B (2)	2,449	94
Bill.com Holdings (1)	12,392	2,948
Black Knight (1)	28,528	1,603
Cadence Design Systems (1)	18,289	2,770
Canva, Acquisition Date: 8/16/21 - 11/4/21, Cost $719 (1)(3)(4)	422	576
CCC Intelligent Solutions Holdings (1)	6,257	68
Ceridian HCM Holding (1)	5,263	384
Confluent, Class A (1)(2)	19,528	836
Coupa Software (1)	9,749	1,180
Crowdstrike Holdings, Class A (1)	18,054	3,524
Databricks, Acquisition Date: 7/24/20 - 8/28/20, Cost $82 (1)(3)(4)	1,711	377
Datadog, Class A (1)	16,249	2,618

DocuSign (1)	15,855	1,878
DoubleVerify Holdings (1)	6,500	180
Dynatrace (1)	8,948	398
Five9 (1)	4,700	517
Fortinet (1)	17,100	5,891
Gitlab, Class A (1)	5,722	333
Gitlab, Class B, Acquisition Date: 12/15/20, Cost $190 (1)(4)	4,720	261
Guidewire Software (1)	1,896	167
HashiCorp, Class A (1)(2)	1,596	80
HubSpot (1)	7,000	3,675
Informatica, Class A (1)	11,600	234
Intuit	14,500	6,878
Manhattan Associates (1)	5,400	722
Microsoft	153,325	45,812
nCino (1)	7,534	346
Palo Alto Networks (1)	5,800	3,447
Paycom Software (1)	7,648	2,594
Paycor HCM (1)	7,200	202
Paylocity Holding (1)	4,000	850
Procore Technologies (1)	2,391	156
PTC (1)	12,800	1,424
Qualtrics International, Class A (1)	9,732	295
RingCentral, Class A (1)	4,612	603
salesforce.com (1)	48,503	10,211
SentinelOne, Class A (1)	35,143	1,459
ServiceNow (1)	10,300	5,973
Smartsheet, Class A (1)	8,200	436
Snyk, Acquisition Date: 9/3/21, Cost $144 (1)(3)(4)	10,031	144
Socure, Acquisition Date: 12/22/21, Cost $159 (1)(3)(4)	9,912	159
SS&C Technologies Holdings	19,879	1,490
Synopsys (1)	18,227	5,694
Tanium, Class B, Acquisition Date: 9/24/20, Cost $52 (1)(3)(4)	4,598	42
Trade Desk, Class A (1)	57,000	4,863
Tyler Technologies (1)	6,294	2,696
UiPath, Class A (1)	41,607	1,444
Workday, Class A (1)	14,074	3,224
Workiva (1)	2,100	221
Zoom Video Communications, Class A (1)	6,200	822
Zscaler (1)	11,500	2,750
		150,534
Technology Hardware, Storage & Peripherals 5.5%		
Apple	279,200	46,102
		46,102
Total Information Technology		364,060

MATERIALS 2.1%		
Chemicals 0.9%		
Air Products & Chemicals	2,400	567
Albemarle	1,300	255
CF Industries Holdings	7,000	568
Linde	6,100	1,789
PPG Industries	11,000	1,468
RPM International	5,300	448
Sherwin-Williams	7,814	2,056
		7,151
Construction Materials 0.3%		
Vulcan Materials	11,600	2,105
		2,105
Containers & Packaging 0.4%		
Ardagh Metal Packaging (1)	19,834	165
Avery Dennison	2,482	437
Ball	24,900	2,234
Sealed Air	5,000	336
		3,172
Metals & Mining 0.5%		
BHP Group, ADR	45,500	3,084
Steel Dynamics	10,000	706
		3,790
Total Materials		16,218
REAL ESTATE 0.6%		
Equity Real Estate Investment Trusts 0.6%		
Alexandria Real Estate Equities, REIT	3,900	739
CubeSmart, REIT	17,500	844
Equity LifeStyle Properties, REIT	12,200	910
SBA Communications, REIT	7,100	2,154
		4,647
Real Estate Management & Development 0.0%		
eXp World Holdings (2)	4,300	115
		115
Total Real Estate		4,762
Total Common Stocks (Cost $399,688)		**838,171**

The accompanying notes are an integral part of these financial statements.

February 28, 2022

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks. The fund has two classes of shares: the Tax-Efficient Equity Fund (Investor Class) and the Tax-Efficient Equity Fund–I Class (I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Private Investments Issued by Special Purpose Acquisition Companies Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At February 28, 2022, the value of loaned securities was $5,754,000; the value of cash collateral and related investments was $5,706,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $126,457,000 and $84,442,000, respectively, for the year ended February 28, 2022.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to the current net operating loss. For the year ended February 28, 2022, the following reclassification was recorded:

Distributions during the years ended February 28, 2022 and February 28, 2021, were characterized for tax purposes as follows:

At February 28, 2022, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. In accordance with federal tax laws applicable to investment companies, all or a portion of losses resulting from (a) net specified losses realized between November 1 and the fund’s fiscal year-end or (b) ordinary losses realized between January 1 and the fund’s fiscal year-end are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At February 28, 2022, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the year ended February 28, 2022 as indicated in the table below. At February 28, 2022, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2022, expenses incurred pursuant to these service agreements were $89,000 for Price Associates and $178,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended February 28, 2022, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates, was less than 1% of the fund’s net assets as of February 28, 2022.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 28, 2022, this reimbursement amounted to $3,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russia’s central bank closed the country’s stock market on February 28, 2022, and Russian-related stocks and debt and the Russian ruble have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Tax-Efficient Funds, Inc. and
Shareholders of T. Rowe Price Tax-Efficient Equity Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Tax-Efficient Equity Fund (constituting T. Rowe Price Tax-Efficient Funds, Inc., referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 19, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/22

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$19,903,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent (i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act) of the Price Funds, T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Kellye L. Walker(c) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HII) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a)All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, nonexecutive chair of the Board and director of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective November 8, 2021, Ms. Walker was appointed as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [0]	Director and Vice President, T. Rowe Price; Chief Executive Officer and President, T. Rowe Price Group, Inc.; Director, Price Investment Management; Vice President, T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972) 2022 [204]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Tax-Efficient Equity Fund	Principal Occupation(s)

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gregory Dunham, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Kate Hobbs (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Portfolio Manager, Millennium Partners (to 2020); Senior Analyst, Citadel LLC, Aptigon Capital (to 2018)

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Donald J. Peters (1959) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mary Ann Picciotto, CPA (1973) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Head of Compliance, Invesco (to 2019)

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Weijie (Vivian) Si (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Matthew J. Snowling, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James Stillwagon (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan Tu (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Anthony Bruce Wang (1989) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Mark R. Weigman, CFA, CIC (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,749,000 and $3,315,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 19, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	April 19, 2022